UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Edmund F. Murphy III
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Goldman Sachs Mid Cap Value Fund
(Institutional and Initial Class)
Annual Report
December 31, 2015
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Representing the U.S. equity market, the S&P 500® Index gained 1.38% in 2015. Central bank policy, commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout 2015.
As evidence of a U.S. economic and labor market recovery mounted, market expectations of a Federal Reserve interest rate hike increased. The monetary policy divergence with the European Central Bank and the Bank of Japan, which each eased policy during the calendar year, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.
After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Federal Reserve voted unanimously for a 25 basis point hike in December 2015, a move largely expected by markets. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Federal Reserve’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets.
Oil and commodity prices were “lower for longer” in 2015, as the supply glut took longer than expected to correct and demand concerns arose. Brent crude oil and West Texas Intermediate (“WTI”) crude oil prices began 2015 at $57 and $53 per barrel, respectively, already well below 2014 highs of more than $100 per barrel. Both Brent and WTI crude oil prices ended 2015 still lower at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies. As a result, energy was the worst performing sector in the S&P 500 Index by a wide margin during the 12-month period ending December 31, 2015, followed by materials, utilities and industrials. Conversely, more consumer-oriented sectors, including consumer discretionary, health care, information technology and consumer staples were the best performing sectors in the S&P 500 Index during the 12-month period ending December 31, 2015.
Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the 12-month period ending December 31, 2015 primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Investments indices.).

The Great-West Goldman Sachs Mid Cap Value Fund (Initial Class shares) returned -4.03% during the 12-month period ending December 31, 2015, outperforming its benchmark, Russell Midcap® Value Index, which returned -4.78%.
Among investment themes, Momentum and Sentiment contributed most positively to excess returns, followed by Profitability and Quality. Meanwhile, Valuation detracted from relative returns, while Management remained relatively flat during the period. Among sectors, stock selection was positive overall. Holdings in the Energy and Healthcare sectors outpaced the most relative to their peers in the benchmark. On the downside, stock picks in the Utilities and Financials sectors lagged the most.
On an individual stock level, overweight positions in Cameron International Corp (average portfolio weight of 0.58%) and PBF Energy Inc (0.64%), as well as an underweight position in Freeport-McMoRan Copper & Gold Inc (0.00%), contributed most positively to excess returns. Conversely, underweight positions in Cigna Corp (average portfolio weight of 0.06%) and Activision Blizzard Inc (0.00%), as well as an overweight position in Alcoa Inc (0.62%), detracted most from relative performance.
We continuously look for ways to improve our investment process. In the first half of 2015, we made a number of enhancements across a variety of investment themes. First, we made two enhancements to our Sentiment theme. The first enhancement was in the U.S., Europe and Japan investment regions, where we introduced a signal that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The second enhancement was in the U.S. investment region, where we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Due to the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.
We also enhanced our Profitability theme in the U.S. by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 stocks in the U.S., spanning across various sectors.
Additionally, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.
In the second half of 2015, we made a number of enhancements across a variety of investment themes. We enhanced our Management theme in the U.S., Europe and Emerging Markets investment regions by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective company. Corporate executives purchasing or selling shares can potentially signal their conviction in the company’s stock when assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally. We expanded the scope of two signals within our Global Linkages theme. Firstly, we extended a signal, which analyzes patent data to identify economically linked companies, to all investment regions. We now analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between stocks of various industries. We also extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. and Europe investment regions. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain. Lastly, we extended a signal within our Profitability theme from the U.S. to the Emerging Markets and Japan investment regions. The signal analyzes web traffic data, which we believe can potentially forecast corporate revenue growth. We analyze this information for about 4,000 companies spanning across various sectors.
We strongly believe that investors will use fundamentally-based criteria to form their portfolios. That is, investors will choose to overweight those stocks with less expensive valuations, higher quality earnings, and higher profitability. We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long-term. Our research agenda is robust and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution in order to provide the most value possible to our clients.
The views and opinions in this report were current as of December 31, 2015 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from May 15, 2008 through December 31, 2008.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	N/A	N/A	-5.04%
Initial Class	-4.03%	11.66%	7.53%
(a) Initial class inception date was May 15, 2008.
(b) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2015
Sector	Percentage of Fund Investments
Financial	32.68%
Consumer, Non-cyclical	15.01
Consumer, Cyclical	10.84
Utilities	10.56
Industrial	8.99
Technology	6.52
Energy	5.86
Basic Materials	5.53
Communications	3.04
Short Term Investments	0.97
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/15)	(12/31/15)	(07/01/15 – 12/31/15)
Institutional Class
Actual	$1,000.00	$ 962.20	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.55
Initial Class
Actual	$1,000.00	$ 960.60	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.91	$6.36
*	Expenses are equal to the Fund's annualized expense ratio of 0.90% for the Institutional Class and 1.25% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
COMMON STOCK
Basic Materials — 5.50%
87,527	Carpenter Technology Corp	$ 2,649,442
105,043	International Paper Co	3,960,121
90,127	Newmont Mining Corp	1,621,385
159,328	Nucor Corp	6,420,919
74,541	Reliance Steel & Aluminum Co	4,316,669
7,702	Sherwin-Williams Co	1,999,439
272,782	Steel Dynamics Inc	4,874,614
76,395	Westlake Chemical Corp	4,149,777
		29,992,366
Communications — 3.02%
106,877	Cablevision Systems Corp Class A	3,409,376
188,890	CenturyLink Inc	4,752,473
16,168	F5 Networks Inc(a)	1,567,649
130,117	Groupon Inc(a)(b)	399,459
18,672	Interpublic Group of Cos Inc	434,684
197,480	Juniper Networks Inc	5,450,448
19,096	News Corp Class A	255,123
4,500	Plantronics Inc	213,390
		16,482,602
Consumer, Cyclical — 10.78%
6,165	Alaska Air Group Inc	496,344
178,666	Allison Transmission Holdings Inc	4,625,663
5,299	AutoZone Inc(a)	3,931,381
3,348	Carter's Inc	298,072
31,093	Darden Restaurants Inc	1,978,758
168,920	DR Horton Inc	5,410,508
33,099	Gaming & Leisure Properties Inc REIT	920,152
48,967	Genuine Parts Co	4,205,776
29,584	HD Supply Holdings Inc(a)	888,407
158,550	Ingram Micro Inc Class A	4,816,749
7,455	Jack in the Box Inc	571,873
134,137	JetBlue Airways Corp(a)	3,038,203
37,231	Lear Corp	4,573,084
31,845	Leggett & Platt Inc	1,338,127
202,949	Liberty Interactive Corp Class A(a)	5,544,567
24,402	Mohawk Industries Inc(a)	4,621,495
7,173	MSC Industrial Direct Co Inc Class A	403,625
11,052	O'Reilly Automotive Inc(a)	2,800,798
8,424	PVH Corp	620,428
181,791	Staples Inc	1,721,561
7,231	Tempur Sealy International Inc(a)	509,496
24,886	Vista Outdoor Inc(a)	1,107,676
15,786	Watsco Inc	1,849,014
66,033	World Fuel Services Corp	2,539,629
		58,811,386
Consumer, Non-Cyclical — 14.93%
45,685	Alkermes PLC(a)	3,626,475
39,305	AmerisourceBergen Corp	4,076,322
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
17,546	Aramark	$ 565,858
36,863	Clorox Co	4,675,334
169,516	ConAgra Foods Inc	7,146,795
16,238	CR Bard Inc	3,076,127
36,557	DENTSPLY International Inc	2,224,493
46,786	Edgewell Personal Care Co	3,666,619
184,443	Flowers Foods Inc	3,963,680
53,200	H&R Block Inc	1,772,092
107,495	Hologic Inc(a)	4,158,981
9,076	Incyte Corp(a)	984,292
35,419	Ionis Pharmaceuticals Inc(a)(b)	2,193,499
45,832	JM Smucker Co	5,652,919
24,014	ManpowerGroup Inc	2,024,140
9,019	Medivation Inc(a)	435,978
10,434	Perrigo Co PLC	1,509,800
23,845	Pinnacle Foods Inc	1,012,459
206,506	Quanta Services Inc(a)	4,181,746
17,564	Quest Diagnostics Inc	1,249,503
19,868	Quintiles Transnational Holdings Inc(a)	1,364,137
74,430	SEI Investments Co	3,900,132
12,829	Sirona Dental Systems Inc(a)	1,405,673
12,041	St Jude Medical Inc	743,773
114,890	Tyson Foods Inc Class A	6,127,084
13,124	United Therapeutics Corp(a)	2,055,350
6,365	Universal Health Services Inc Class B	760,554
50,041	Vantiv Inc Class A(a)	2,372,944
45,505	VCA Inc(a)	2,502,775
19,422	Zimmer Biomet Holdings Inc	1,992,503
		81,422,037
Energy — 5.82%
287,463	California Resources Corp	669,789
19,110	Cimarex Energy Co	1,708,052
189,015	Cobalt International Energy Inc(a)	1,020,681
18,337	Columbia Pipeline Group Inc	366,740
92,445	CVR Energy Inc(b)	3,637,711
2,943	Diamondback Energy Inc(a)	196,887
126,839	HollyFrontier Corp	5,059,608
38,788	Marathon Oil Corp	488,341
45,984	Nabors Industries Ltd	391,324
17,929	Noble Corp PLC	189,151
7,244	Oil States International Inc(a)	197,399
123,843	PBF Energy Inc Class A	4,558,661
22,635	QEP Resources Inc	303,309
30,985	Superior Energy Services Inc	417,368
61,323	Tesoro Corp	6,461,604
263,003	Weatherford International PLC(a)	2,206,595
109,480	Western Refining Inc	3,899,677
		31,772,897
Financial — 32.51%
3,482	Affiliated Managers Group Inc(a)	556,284
112,579	Allied World Assurance Co Holdings AG	4,186,813
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Financial — (continued)
294,458	Ally Financial Inc(a)	$ 5,488,697
14,813	American Campus Communities Inc REIT	612,369
42,375	Ameriprise Financial Inc	4,509,548
139,313	Apartment Investment & Management Co REIT Class A	5,576,699
58,159	Aspen Insurance Holdings Ltd	2,809,080
75,510	Assured Guaranty Ltd	1,995,729
20,692	Bank of Hawaii Corp	1,301,527
351,369	Brandywine Realty Trust REIT	4,799,701
71,982	Camden Property Trust REIT	5,525,338
358,109	CBL & Associates Properties Inc REIT	4,429,808
12,342	CBRE Group Inc Class A(a)	426,786
70,809	CoreLogic Inc(a)	2,397,593
27,341	Digital Realty Trust Inc REIT	2,067,526
192,814	E*TRADE Financial Corp(a)	5,715,007
245,543	Empire State Realty Trust Inc REIT Class A	4,436,962
177,887	Equity Commonwealth REIT(a)	4,932,807
64,151	Equity LifeStyle Properties Inc REIT	4,276,947
29,918	Essex Property Trust Inc REIT	7,162,668
42,111	Federated Investors Inc Class B	1,206,480
131,286	Hospitality Properties Trust REIT	3,433,129
22,764	Iron Mountain Inc REIT	614,856
28,682	Jones Lang LaSalle Inc	4,585,105
478,517	KeyCorp	6,311,639
124,982	Lincoln National Corp	6,281,595
107,426	Mack-Cali Realty Corp REIT	2,508,397
40,829	Mid-America Apartment Communities Inc REIT	3,707,682
93,427	NASDAQ OMX Group Inc	5,434,649
29,554	Piedmont Office Realty Trust Inc REIT Class A	557,980
76,216	Post Properties Inc REIT	4,508,939
36,697	Prologis Inc REIT	1,575,035
250,019	Regions Financial Corp	2,400,182
59,208	Reinsurance Group of America Inc	5,065,244
2,180	RMR Group Inc Class A(a)(b)	31,404
146,908	Santander Consumer USA Holdings Inc(a)	2,328,492
118,501	Senior Housing Properties Trust REIT	1,758,555
190,989	SunTrust Banks Inc	8,181,969
36,981	SVB Financial Group(a)	4,397,041
17,862	Synchrony Financial(a)	543,183
152,117	Synovus Financial Corp	4,925,549
37,940	TD Ameritrade Holding Corp	1,316,897
71,442	Torchmark Corp	4,083,625
46,685	Trustmark Corp	1,075,622
245,285	Umpqua Holdings Corp	3,900,032
38,525	Validus Holdings Ltd	1,783,322
14,557	Vornado Realty Trust REIT	1,455,118
164,632	Washington Federal Inc	3,923,181
425,902	WP Glimcher Inc REIT	4,518,820
94,872	WR Berkley Corp	5,194,242
Shares		Fair Value
Financial — (continued)
166,130	XL Group PLC	$ 6,508,973
		177,324,826
Industrial — 8.94%
17,520	Agilent Technologies Inc	732,511
1,782	Amerco	694,089
12,929	Armstrong World Industries Inc(a)	591,243
44,102	B/E Aerospace Inc	1,868,602
109,803	Babcock & Wilcox Enterprises Inc(a)	2,291,589
43,732	Carlisle Cos Inc	3,878,591
303,202	Flextronics International Ltd(a)	3,398,894
45,639	Granite Construction Inc	1,958,369
44,629	Hubbell Inc	4,509,314
19,352	IDEX Corp	1,482,557
16,790	Keysight Technologies Inc(a)	475,661
24,347	L-3 Communications Holdings Inc	2,909,710
11,881	Orbital ATK Inc	1,061,448
108,459	Owens Corning	5,100,827
4,670	Roper Technologies Inc	886,319
3,037	SBA Communications Corp Class A(a)	319,098
82,127	Spirit AeroSystems Holdings Inc Class A(a)	4,112,099
22,048	SPX Flow Inc(a)	615,360
42,381	Stanley Black & Decker Inc	4,523,324
17,436	Tech Data Corp(a)	1,157,402
10,895	TopBuild Corp(a)	335,239
128,912	Westrock Co	5,880,965
		48,783,211
Technology — 6.49%
170,750	Allscripts Healthcare Solutions Inc(a)	2,626,135
12,992	Analog Devices Inc	718,717
405,581	Brocade Communications Systems Inc	3,723,234
10,753	Cadence Design Systems Inc(a)	223,770
47,980	Fidelity National Information Services Inc	2,907,588
5,788	Leidos Holdings Inc	325,633
6,503	Manhattan Associates Inc(a)	430,303
141,222	Maxim Integrated Products Inc	5,366,436
30,698	MSCI Inc Class A	2,214,247
131,712	Nuance Communications Inc(a)	2,619,752
228,529	ON Semiconductor Corp(a)	2,239,584
65,252	Rackspace Hosting Inc(a)	1,652,181
28,408	Teradata Corp(a)	750,539
153,756	Teradyne Inc	3,178,136
9,558	Western Digital Corp	573,958
124,170	Xilinx Inc	5,832,265
		35,382,478
Utilities — 10.50%
542,172	AES Corp	5,188,586
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
Utilities — (continued)
141,069	Ameren Corp	$ 6,098,413
361,464	Calpine Corp(a)	5,230,384
323,834	CenterPoint Energy Inc	5,945,592
144,933	CMS Energy Corp	5,229,183
12,234	Edison International	724,375
4,572	Eversource Energy	233,492
106,970	FirstEnergy Corp	3,394,158
92,886	Great Plains Energy Inc	2,536,717
468,141	NRG Energy Inc	5,510,019
42,972	Pepco Holdings Inc	1,117,702
88,097	PPL Corp	3,006,751
158,186	Public Service Enterprise Group Inc	6,120,216
232,165	Talen Energy Corp(a)	1,446,388
145,165	UGI Corp	4,900,770
14,631	Westar Energy Inc	620,501
		57,303,247
TOTAL COMMON STOCK — 98.49% (Cost $547,942,106)		$537,275,050
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.97%
$1,253,642	Undivided interest of 1.53% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,824,525) with HSBC Securities (USA) Inc, 0.28%, dated 12/31/15 to be repurchased at $1,253,642 on 1/4/16 collateralized by U.S. Treasury securities and Federal National Mortgage Association securities, 0.00% - 7.25%, 1/15/16 - 11/15/43, with a value of $83,458,653.(c)	1,253,642
1,253,642	Undivided interest of 1.53% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,825,070) with Citigroup Global Markets Inc, 0.34%, dated 12/31/15 to be repurchased at $1,253,642 on 1/4/16 collateralized by various U.S. Government Agency securities, 0.00% - 11.50%, 1/15/16 - 4/1/51, with a value of $83,458,416.(c)	1,253,642
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 263,880	Undivided interest of 2.01% in a repurchase agreement (principal amount/value $13,129,740 with a maturity value of $13,130,163) with BNP Paribas Securities Corp, 0.29%, dated 12/31/15 to be repurchased at $263,880 on 1/4/16 collateralized by U.S. Treasury securities, 0.00% - 5.38%, 1/31/16 - 11/15/43, with a value of $13,392,335.(c)
		$ 263,880
1,253,642	Undivided interest of 2.13% in a repurchase agreement (principal amount/value $58,898,404 with a maturity value of $58,900,302) with ING Financial Markets LLC, 0.29%, dated 12/31/15 to be repurchased at $1,253,642 on 1/4/16 collateralized by various U.S. Government Agency securities, 1.98% - 5.57%, 4/1/20 - 9/1/45, with a value of $60,076,443.(c)	1,253,642
1,253,643	Undivided interest of 2.31% in a repurchase agreement (principal amount/value $54,264,694 with a maturity value of $54,266,623) with Scotia Capital (USA) Inc, 0.32%, dated 12/31/15 to be repurchased at $1,253,643 on 1/4/16 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 7.25%, 2/29/16 - 6/20/61, with a value of $55,351,959.(c)	1,253,643
SHORT TERM INVESTMENTS — 0.97% (Cost $5,278,449)		$ 5,278,449
TOTAL INVESTMENTS — 99.46% (Cost $553,220,555)		$542,553,499
OTHER ASSETS & LIABILITIES, NET — 0.54%		$ 2,921,670
TOTAL NET ASSETS — 100.00%		$545,475,169
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2015.
(c)	Collateral received for securities on loan.
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
As of December 31, 2015
At December 31, 2015, the Fund held the following outstanding futures contracts:
Description	Number of Contracts	Currency	Notional Value	Expiration Date	Net Unrealized Appreciation
S&P Mid 400® Emini Long Futures	74	USD	$10,311,900	March 2016	$10,185
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2015
Great-West Goldman Sachs Mid Cap Value Fund
ASSETS:
Investments in securities, fair value (including $5,051,225 of securities on loan)(a)	$537,275,050
Repurchase agreements, fair value(b)	5,278,449
Cash	11,679,996
Margin deposits	495,800
Subscriptions receivable	316,991
Dividends receivable	670,236
Total Assets	555,716,522
LIABILITIES:
Payable to investment adviser	422,273
Payable for administrative services fees	17,606
Payable upon return of securities loaned	5,278,449
Redemptions payable	4,426,956
Variation margin on futures contracts	96,069
Total Liabilities	10,241,353
NET ASSETS	$545,475,169
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,201,103
Paid-in capital in excess of par	555,351,935
Net unrealized depreciation	(10,656,871)
Accumulated net realized loss	(5,420,998)
NET ASSETS	$545,475,169
NET ASSETS BY CLASS
Initial Class	$59,657,893
Institutional Class	$485,817,276
CAPITAL STOCK:
Authorized
Initial Class	45,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	5,586,869
Institutional Class	56,424,159
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$10.68
Institutional Class	$8.61
(a) Cost of investments	$547,942,106
(b) Cost of repurchase agreements	$5,278,449
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2015
Great-West Goldman Sachs Mid Cap Value Fund
INVESTMENT INCOME:
Interest	$1,401
Income from securities lending	72,141
Dividends	13,051,241
Total Income	13,124,783
EXPENSES:
Management fees	6,046,050
Administrative services fees – Initial Class	141,361
Total Expenses	6,187,411
NET INVESTMENT INCOME	6,937,372
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	24,382,430
Net realized gain on futures contracts	1,415,518
Net Realized Gain	25,797,948
Net change in unrealized depreciation on investments	(54,406,192)
Net change in unrealized appreciation on futures contracts	10,185
Net Change in Unrealized Depreciation	(54,396,007)
Net Realized and Unrealized Loss	(28,598,059)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,660,687)
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2015 and 2014
Great-West Goldman Sachs Mid Cap Value Fund	2015	2014
OPERATIONS:
Net investment income	$6,937,372	$3,983,051
Net realized gain	25,797,948	84,512,261
Net change in unrealized depreciation	(54,396,007)	(3,569,017)
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,660,687)	84,926,295
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Initial Class	(46,551)	N/A
Institutional Class	(470,133)	N/A
From return of capital	(516,684)	0
From net investment income
Initial Class	(2,823,313)	(64,855,659)
Institutional Class	(29,267,045)	N/A
From net investment income	(32,090,358)	(64,855,659)
From net realized gains
Initial Class	(1,896,980)	(21,704,909)
Institutional Class	(18,299,495)	N/A
From net realized gains	(20,196,475)	(21,704,909)
Total Distributions	(52,803,517)	(86,560,568)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	93,527,626	81,431,017
Institutional Class	643,916,195	N/A
Shares issued in reinvestment of distributions
Initial Class	4,766,844	86,560,568
Institutional Class	48,036,673	N/A
Shares redeemed
Initial Class	(599,139,554)	(142,255,866)
Institutional Class	(131,114,278)	N/A
Net Increase in Net Assets Resulting from Capital Share Transactions	59,993,506	25,735,719
Total Increase (Decrease) in Net Assets	(14,470,698)	24,101,446
NET ASSETS:
Beginning of year	559,945,867	535,844,421
End of year	$545,475,169	$559,945,867
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	7,716,095	6,380,240
Institutional Class	64,945,685	N/A
Shares issued in reinvestment of distributions
Initial Class	434,825	6,963,467
Institutional Class	5,410,906	N/A
Shares redeemed
Initial Class	(48,898,918)	(10,814,861)
Institutional Class	(13,932,432)	N/A
Net Increase	15,676,161	2,528,846
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(a)
Initial Class
12/31/2015	$12.08	0.11 (b)	(0.58)	(0.47)	(0.01)	(0.55)	(0.37)	(0.93)	$10.68	(4.03%)
12/31/2014	$12.23	0.09 (b)	1.90	1.99	-	(1.60)	(0.54)	(2.14)	$12.08	16.10%
12/31/2013	$10.92	0.10 (b)	3.54	3.64	-	(1.83)	(0.50)	(2.33)	$12.23	33.66%
12/31/2012	$ 9.77	0.16 (b)	1.34	1.50	-	(0.09)	(0.26)	(0.35)	$10.92	15.47%
12/31/2011	$ 9.76	0.08	0.01	0.09	-	(0.08)	-	(0.08)	$ 9.77	0.92%
Institutional Class
12/31/2015 (c)	$10.00	0.09 (b)	(0.58)	(0.49)	(0.01)	(0.55)	(0.34)	(0.90)	$ 8.61	(5.04%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2015	$ 59,658	1.25%	1.25%	N/A	0.90%	224%
12/31/2014	$559,946	1.25%	1.25%	N/A	0.72%	226%
12/31/2013	$535,844	1.25%	1.25%	0.76%	0.76%	225%
12/31/2012	$319,234	1.25%	1.25%	1.46%	1.46%	147%
12/31/2011	$149,044	1.25%	1.25%	1.00%	1.00%	55%
Institutional Class
12/31/2015 (c)	$485,817	0.90% (f)	0.90% (f)	N/A	1.35% (f)	224%
(a)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-three funds. Interests in the Great-West Goldman Sachs Mid Cap Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. The Institutional Class shares were capitalized on May 1, 2015. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2015

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2015, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 537,275,050	$ —	$ —	$ 537,275,050
Short Term Investments	—	5,278,449	—	5,278,449
Total investments, at fair value:	537,275,050	5,278,449	0	542,553,499
Other Financial Investments:
Futures Contracts(a)	10,185	—	—	10,185
Total Assets	$ 537,285,235	$ 5,278,449	$ 0	$ 542,563,684
(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.

Annual Report - December 31, 2015

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2015 and 2014 were as follows:
	2015	2014
Ordinary income	$30,073,812	$64,855,659
Long-term capital gain	22,213,021	21,704,909
Return of capital	516,684	-
	$52,803,517	$86,560,568
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2015. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(516,684)	$25,669,670	$(25,152,986)

Annual Report - December 31, 2015

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(2,248,678)
Net unrealized depreciation	(13,829,191)
Tax composition of capital	$(16,077,869)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(2,248,678)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2015 were as follows:
Federal tax cost of investments	$556,382,690
Gross unrealized appreciation on investments	22,264,053
Gross unrealized depreciation on investments	(36,093,244)
Net unrealized depreciation on investments	$(13,829,191)
Application of Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (ASU No. 2014-11). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund adopted ASU No. 2014-11 for its fiscal year beginning January 1, 2015. The adoption of ASU No. 2014-11 did not have an impact on the Fund’s financial position or the results of its operations.
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. At this time, the Fund is evaluating the impact, if any, of ASU No. 2015-07 on the financial statements and related disclosures.
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Annual Report - December 31, 2015

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts in order for the Fund to hold cash but maintain index returns with the objective of minimizing tracking error versus the benchmark index. Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 60 futures contracts for the reporting period.
Valuation of derivative investments as of December 31, 2015 is as follows:
Asset Derivatives
Derivatives Not Accounted for as Hedging Investments	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation	$10,185 (a)
(a)	Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2015 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Derivatives Not Accounted for as Hedging Investments	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized gain on futures contracts	$1,415,518	Net change in unrealized appreciation on futures contracts	$10,185
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2015, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. Prior to May 1, 2015, the Adviser received monthly compensation at the annual rate of 1.25% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. The Fund is not responsible for payment of the sub-advisory fees.
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.

Annual Report - December 31, 2015

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-three funds for which they serve as directors was $296,250 for the year ended December 31, 2015.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $1,298,507,743 and $1,288,269,002, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2015 the Fund had securities on loan valued at $5,051,225 and received collateral as reported on the Statement of Assets and Liabilities of $5,278,449 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2015, 100% of the collateral pledged by the Fund under the securities lending agreement was classified as common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities of the Great-West Goldman Sachs Mid Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Goldman Sachs Mid Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 26, 2016

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2015, 31% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	63	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp

Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman	Since 2014 (as Director) Since 2015 (as Chairman)	President, Individual Markets, GWL&A and GWL&A of NY; Director and Executive Vice President, GWFS; Manager, Chairman, President and Chief Executive Officer, GWCM	63	N/A
Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Compliance Officer	Since 2004 (as Chief Compliance Officer)	Deputy General Counsel and Chief Compliance Officer, GWL&A and GWL&A of NY; Senior Vice President, Legal & Chief Compliance Officer, AAG, FASCore, and GWFS; Chief Compliance Officer, The Great-West Life Assurance Company, U.S. Operations, The Canada Life Assurance Company, formerly, Senior Vice President, Legal & Secretary, GWCM and Great-West Funds	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Trust Company, LLC (“GWTC”)	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A and GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President & Assistant Secretary, GWCM	N/A	N/A

Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Manager, Chairman, President and Chief Executive Officer, AAG	N/A	N/A
Edmund F. Murphy III 8515 East Orchard Road, Greenwood Village, CO 80111 1962	President and Chief Executive Officer	Since 2015	President, Empower Retirement, GWL&A and GWL&A of NY; Director, GWFS Equities, Inc; Chairman, President & Chief Executive Officer, GWFS; formerly, Head of Defined Contribution at Putnam Investments	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Assistant Secretary & Counsel	Since 2015	Counsel, Products, GWL&A; Assistant Secretary & Counsel, GWCM and GWTC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer) Since 2014 (as Assistant Vice President)	Assistant General Counsel & Associate Chief Compliance Officer GWL&A; Assistant Vice President and Associate Chief Compliance Officer, GWCM, GWFS and AAG	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.
*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.
(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(f)	Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Ms. Donna Lynne is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $770,000 for fiscal year 2014 and $820,000 for fiscal year 2015.
(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $100,000 for fiscal year 2014 and $90,000 for fiscal year 2015. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2014 and $0 for fiscal year 2015.
(d)	All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)	(2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2014 equaled $1,625,800 and for fiscal year 2015 equaled $745,000.
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)	(1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3)	Not applicable.
(b)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

By:	/s/ Mary C. Maiers
Mary C. Maiers
Chief Financial Officer & Treasurer

Date:	February 25, 2016